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                                                                    EXHIBIT 10.1


                           LEASE TERMINATION AGREEMENT
                        (PALMETTO VILLAGE OF CHESTER, SC)

         THIS LEASE TERMINATION AGREEMENT (this "Agreement") is made and entered into as of the 29th day of May, 2003 by and between (i) DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation ("DALS") and ADVOCAT INC., a Delaware corporation ("Advocat") and (ii) 570 CENTER STREET, LLC, a South Carolina limited liability company ("Lessor") and ALBERT M. LYNCH, an individual ("Prior Lessor").

                                    RECITALS

         A. Lessor is the owner of the land and improvements comprising the assisted living facility located at 570 Center Street, Chester, South Carolina 29706 and known as Palmetto Village of Chester (the "Facility").

         B. DALS is the current licensed operator of the Facility and leases the Facility from Lessor pursuant to that certain Lease Agreement (With Option to Purchase) made and entered into as of August 12, 1998 (the "Lease") by and between Prior Lessor, the predecessor in interest of Lessor under the Lease, and DALS, as Lessee, to which Lease reference is here made for a more particular description of its terms, provisions and conditions.

         C. Advocat has guaranteed the payment and performance by DALS of its obligations under the Lease pursuant to the terms and provisions of that certain Guaranty of Lease made by Advocat in favor of Lessor as of August 12, 1998 (the "Guaranty"), to which Guaranty reference is here made for a more particular description of its terms and conditions.

         D. Lessor and DALS now wish to terminate the Lease with possession of all of the Leased Property (as described and defined in the Lease), being turned over to Lessor and operation of the Facility being turned over to Senior Management, Inc. ("New Operator") pursuant to an Operations Transfer Agreement dated May 29, 2003 between DALS and New Operator (the "Operations Transfer Agreement") in order that New Operator may replace DALS as the licensed operator of the Facility and continue the operation of the Facility as a licensed assisted living facility.

         E. In order to terminate the Lease and facilitate an orderly transfer of the operation of the Facility from DALS to New Operator, the parties desire to enter into this Agreement to document the terms and conditions upon which such transactions will be consummated.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties set forth herein, the parties hereto agree as follows:


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                                    AGREEMENT

         1. Transfer Date; Surrender of Facility.

            1.1 Transfer Date. Subject to satisfaction of all of the conditions to completion of the transactions contemplated herein, the termination of the Lease and the transfer to New Operator of the operation of the Facility, together with the transfer of possession and use of the Leased Property to Lessor, contemplated herein shall occur simultaneously and be effective as of 12:00:01 a.m., local time at the Facility, on June 1, 2003 (the "Transfer Date"). In the event that the Transfer Date is so extended, the parties shall promptly execute an addendum to this Agreement establishing such date as the Transfer Date for purposes of this Agreement and any documents executed in connection herewith. The parties acknowledge that DHEC Regulations require that DALS remain responsible for the operation of the Facility until the Operating License is issued to New Operator and the parties agree to cooperate with each other in order that the Operating License can be issued to New Operator as soon as reasonably permitted under the procedures established by DHEC for the issuance of a license in connection with the change of ownership of a licensed assisted living facility and the Provider Number can be issued as soon as reasonably permitted under the procedures established by DHHS for the issuance of a new provider number in connection with the change of ownership of a licensed assisted living facility. As of the Transfer Date, DALS shall vacate and deliver full possession of the Leased Property to Lessor and shall transfer operation of the Facility to New Operator. DALS acknowledges and agrees that title to (i) any governmental permits or approvals which, by their nature, pertain to the Facility, its ownership, use and occupancy and (ii) all certificates of need or similar certificates which, by their nature, pertain to the Facility, its ownership, use and occupancy, shall remain with the Facility; provided, however, that DALS shall retain, and Lessor shall not have, any rights in or to the use of the name "Advocat" or "Diversicare", or any derivative thereof, in connection the Facility.

            1.2 Termination of Lease. Effective as of the Transfer Date, the Lease shall be and hereby is terminated, and all of its respective terms and conditions (including without limitation the option to purchase the Leased Property provided to the Lessee under the Lease) shall be and hereby are deemed to be of no further force and effect, with the same effect as if the Transfer Date was the expiration date of the Lease. Lessor and DALS hereby agree that, effective as of the Transfer Date, all obligations and duties of DALS as Lessee under the Lease arising after the Transfer Date shall terminate. As of the Transfer Date, DALS shall and does hereby release and forever discharge any and all right, title and interest in and to the Leased Property that it has, had or may have under the Lease, including without limitation the right and option to purchase the Leased Property provided to the Lessee under the Lease. On the Transfer Date, DALS and Lessor shall execute and deliver a Notice of Termination of Lease, in the form attached hereto as Exhibit A, evidencing the termination of the Lease and sufficient for recording in the real estate records of the county in which the Facility is located.

            1.3 Delivery of Leased Property; Transfer of DALS's Personal Property. On the Transfer Date, DALS will vacate and surrender to Lessor, and will deliver possession and control to Lessor, of all of the Leased Property. On the Transfer Date, DALS will also transfer, assign and deliver to Lessor all of DALS's right, title and interest in and to, and the possession


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and control of, all equipment, machinery, furniture, fixtures, trade fixtures, inventory of goods and supplies and all other tangible and intangible personal property owned or leased by DALS and located at or used in connection with or necessary for the operation of the Facility ("DALS's Personal Property"), but specifically excluding: (i) the following property which will be transferred by DALS to the New Operator: the right to the use of the name under which the Facility is doing business or has done business during DALS's use and occupancy, the Facility phone number, the full-sized Ford van currently used by the Facility to transport residents (the "Van"), all drugs and medical supplies, and all resident, medical, clinical, personnel files and other records related to operation of the Facility including, without limitation, the Operations Manual of Policies and Procedures for Meeting and Exceeding Minimum Licensure Standards
(1999) (the so-called "Blue Book") that was at the Facility at the commencement of the Lease and subsequently modified and updated by DALS, (ii) any leased property, (iii) DALS's wide area network and associated software provided on the Diversicare wide area network, (iv) DALS's or its affiliate's Keys to Marketing and Continuous Quality Improvement program manuals and materials, management information systems, policy, procedure and educational manuals and materials, and similar proprietary property of DALS or its affiliates, and (v) any rights in or to the use of the name "Advocat" or "Diversicare", or any derivative thereof. On the Transfer Date, DALS will make, execute and deliver a Bill of Sale and Assignment in the form attached hereto as Exhibit B sufficient to transfer DALS's Personal Property to Lessor. The presence of the DALS's Personal Property at the Facility on the Transfer Date shall constitute delivery thereof. Any items of DALS's Personal Property containing the name or logo of "Diversicare" or "Advocat", or any derivative thereof, at the Facility as of the Transfer Date shall be replaced and either destroyed by Lessor or returned to DALS.

            1.4 Modification of Advocat Guaranty. Effective as of the Transfer
Date: (a) the Lessor and Advocat agree that, for purposes of the Guaranty, the term "Lease" shall mean the Lease and this Agreement, and the "Payment Obligations", "Performance Obligations" and "Obligations" shall be limited to those arising pursuant to the Lease prior to Transfer Date, (except as provided in Paragraph 2 hereof), but shall include all obligations of DALS arising pursuant to this Agreement, whether prior to, on or after the Transfer Date, including without limitation the Lease Termination Fee and, if applicable, Lessor's Liquidated Damages to be paid by DALS in accordance with Paragraph 1.5 hereof, and (b) Advocat confirms and restates its liabilities, obligations and agreements under the Guaranty and acknowledges and agrees that every right, power and remedy of the Lessor thereunder is in full force and effect, including without limitation such rights powers and remedies relating the Payment Obligations and Performance Obligations as defined herein. On the Transfer Date, Lessor and Advocat shall execute a Modification of Guaranty in substantially the form attached hereto as Exhibit D.

            1.5 Lease Termination Payment. In consideration of the termination of the Lease and the other transactions contemplated herein, DALS shall pay and deliver to Lessor the sum of Three Hundred Fifty-Five Thousand Two Hundred Ninety Five and 00/100 Dollars ($355,295.00) (the "Lease Termination Fee") which shall be payable as follows:

                1.5.1 On the Transfer Date, Seventy Five Thousand Two Hundred Ninety-Five and 00/100 Dollars ($75,295.00) shall be paid by wire delivery of immediately available, same day, federal funds, to the account of Lessor; and


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

                1.5.2 Provided that New Operator has and is cooperating with DALS in connection with the efforts of DALS to bill and collect its accounts receivable from the Facility after the Transfer Date in accordance with the Transfer Agreement, the remaining Two Hundred Eighty Thousand and 00/100 Dollars ($280,000.00) shall be paid in monthly installments following the Transfer Date in accordance with the terms of a promissory note in substantially the form attached hereto as Exhibit C (the "Note") to be delivered by DALS to Lessor on the Transfer Date.

                1.5.3 This Lease Termination Agreement, the payment by DALS of the Lease Termination Fee, and the other matters set forth herein, are being made and agreed to in full settlement, compromise and satisfaction of certain disputes and claims arising as a result of the termination of the Lease, including but not limited to Lessor's claim for loss or damages as a result of the termination of the Lease, and nothing contained herein shall be deemed or construed as an admission of fault or wrongdoing by any party in connection with the termination of the Lease. In consideration of the termination of the Lease and Lessor's acceptance of payment of the Lease Termination Fee as herein provided, DALS and Advocat hereby agree that if (i) DALS fails to make the payments of the Lease Termination Fee called for under the Note and, a result of such default, Lessor elects to accelerate the maturity of the remaining unpaid balance of the Lease Termination Fee by giving written notice of its election to exercise such option to both DALS and Advocat as provided in the Note ("Lessor's Acceleration Notice") and (ii) DALS or Advocat fail to deliver (or cause to be delivered) to Lessor payment of the full amount of the remaining unpaid balance of the Lease Termination Fee, and any interest due thereon, within thirty (30) days of the date DALS and Advocat receive Lessor's Acceleration Notice, then Lessor may and shall have the right after (but not before) the expiration of said thirty (30) day period, and without the necessity of any further demand or notice, to commence and prosecute legal action against DALS and Advocat, jointly or severally, to collect and recover the sum of One Million Three Hundred Thousand and 00/100 Dollars ($1,300,000.00) as full liquidated damages for termination of the Lease ("Lessor's Liquidated Damages"). Solely for purposes and in consideration of this Lease Termination Agreement, DALS, Advocat, Lessor and Prior Lessor hereby agree that, in view of the uncertainty and inconvenience of ascertaining the actual damages to Lessor as a result of the termination of Lease, the amount of Lessor's Liquidated Damages constitutes a reasonable estimate of the loss and damages that would be sustained by Lessor as a result of such termination and is not intended as a penalty.

                      1.5.3.1 Upon the payment by DALS or Advocat of (i) the full amount of the Lease Termination Fee, and, if applicable, any interest due thereon, in accordance with the terms and provisions of the Note or (ii) the full amount of the remaining unpaid balance of the Lease Termination Fee, together with any interest due thereon, within thirty (30) days after receipt of Lessor's Acceleration Notice as provided in Paragraph 1.5.3, above, then, upon the occurrence of either of such events, the right of Lessor to recover Lessor's Liquidated Damages provided in Paragraph 1.5.3, above, shall immediately and automatically terminate and be of no further force and effect, and any and all loss, damages, costs or expenses which Lessor may have suffered or incurred as a result of the termination of the Lease shall be deemed to be fully paid, satisfied and discharged forever. Promptly following such payment, the original Note, marked "paid-in-full", shall be returned to DALS.


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

                      1.5.3.2 Any and all payments of the Lease Termination Fee made by DALS or Advocat shall be a credit against the amount of Lessor's Liquidated Damages, which shall be reduced by the total amount of the Lease Termination Fee payments so made. Upon the commencement of any action by Lessor to recover Lessor's Liquidated Damages as provided in Paragraph 1.5.3, above, the Note shall be deemed to be cancelled and of no further force and effect and DALS and Advocat shall have no further obligation to make payment of the then remaining unpaid balance of the Lease Termination Fee, or any interest thereon, it being the intent of this Paragraph 1.5 that Lessor shall be entitled to receive either the Lease Termination Fee or Lessor's Liquidated Damages, but not both, in full settlement, discharge and satisfaction all sums due or to become due Lessor as a result of the termination of the Lease and transfer of the operations of the Facility to the New Operator. Promptly following the commencement of any such legal action, the original Note, marked "cancelled", shall be returned to DALS.

            1.6 Security Deposit. DALS acknowledges that the Security Deposit in the amount of Thirty-Five Thousand Dollars ($35,000.00) called for under Section
4.4 of the Lease was never delivered to Lessor and releases any claim it may have with respect thereto. Lessor and Prior Lessor hereby release and discharge DALS and Advocat from any obligation to pay or deliver the Security Deposit.

         2. As Is/Where Is.

         All of the Leased Property and DALS's Personal Property (collectively, the "Real and Personal Property") will be transferred and delivered to Lessor by DALS on the Transfer Date, and will be accepted by Lessor "as-is," "where-is," subject however to the provisions of Section 7.3 of the Lease, but with no other warranties, including the warranty of habitability, use or fitness for habitation with respect to any real estate and improvements and with no other warranties, including the warranty of merchantability or fitness for a particular purpose, with respect to all of the other property, and all of which warranties (both express and implied) DALS hereby disclaims. Lessor has, or will have on or before the Transfer Date, examined and inspected the Real and Personal Property and knows and is satisfied with, or will know and be satisfied with, its condition and is not now relying, and will not later rely, upon any representations or warranties made (or asserted to have been made) by DALS, Advocat or anyone claiming to act by, through or under or on their behalf concerning the Real and Personal Property except for the representations and warranties set forth in Section 7.3 of the Lease and the representations and warranties as to title and the representations and warranties as to liens and encumbrances set forth in this Agreement and the Bill of Sale and Assignment to be delivered on the Transfer Date in the form attached hereto as Exhibit B. Except for liabilities, obligations and responsibilities of DALS arising prior to the Transfer Date under Article 5, Section 7.3, Section 9.2, Article 11 and
Article 19 of the Lease, Lessor shall and does hereby release and discharge DALS, effective as of the Transfer Date, from any liabilities, obligations or responsibilities that DALS had, has or may have with respect to the Real and Personal Property under the Lease whether arising prior to, on or after the Transfer Date, including without limitation any obligation to install a fire sprinkler system, radiation fire dampers and fire alarm indicator lights at the Facility as required by DHEC. Prior to the Transfer Date, Lessor shall have the right, upon reasonable advance notice and during normal business hours, to enter the


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Facility for the purpose of inspecting the Real and Personal Property, subject to any security, health, safety or privacy requirements or rights of the residents and employees of each Facility. DALS shall have the right to have a representative present at all times during any such inspection by Lessor.

         3. Prorations; Liabilities.

            3.1 Real and personal property taxes shall be prorated between DALS and Lessor, as applicable, as of the Transfer Date. Such prorations shall be made on the basis of actual days elapsed in the relevant accounting or revenue period and shall be based on the most recent tax information or tax bills available to DALS and Lessor.

            3.2 There shall be no proration of utility charges or any other payables or expenses attributable to the Facility as of the Transfer Date, it being the intent of the parties that DALS shall pay the bills therefore for the period prior to the Transfer Date and New Operator shall pay the bills therefore for the period on and after the Transfer Date. Utilities for the Facility will be cut off in DALS's name on the Transfer Date and DALS shall be entitled to the return of any deposit in respect thereof. New Operator shall be responsible for obtaining utility services in its own name for the Facility, ensuring that the same are available on the Transfer Date, and making any deposits necessary therefore prior to the Transfer Date. DALS will notify its suppliers that the cut off date for their provision of supplies or services to the Facility will be the last day prior to the Transfer Date.

            3.3 Notwithstanding the fact that the Transfer Date occurs on the first day of a calendar month, there shall be no proration of and DALS shall not be required to pay all or any portion of the monthly installment of Rent which, by the terms of the Lease, is due on the first day of each calendar month.

         4. Releases; Indemnification.

            4.1 Mutual Releases.

                4.1.1 Release by DALS. Effective as of the Transfer Date, DALS shall and does hereby release and forever discharge Lessor, Prior Lessor, their employees, agents, and representatives, from any and all liabilities or obligations, of whatever kind or nature, known or unknown, that Lessor, Prior Lessor, their agents, employees, or representatives, has, had or may have to DALS arising out of or based upon the Lease, or the use and occupancy of the Facility by DALS, except with respect to (i) any breach of this Agreement by Lessor; (ii) any future performance of Lessor required by this Agreement; or
(iii) any claim for indemnification pursuant to Section 4.2, below.



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                4.1.2 Release by Lessor. Effective as of the Transfer Date,
Lessor and Prior Lessor each shall and do hereby release and forever discharge DALS, its employees, agents and representatives, from any and all liabilities or obligations, of whatever kind or nature, known or unknown, that DALS or its agents, employees and representatives, has, had or may have to Lessor arising out of or based upon the Lease, or the use and occupancy of the Facility by DALS, except with respect to (i) any liabilities or obligations arising prior to the Transfer Date to the extent set forth in Section 2 and Section 4.2 of this Agreement; (ii) any breach of this Agreement by DALS; (iii) any future performance of DALS required by this Agreement; or (iv) any claim for indemnification pursuant to Section 4.2, below.

            4.2 Indemnification.

                4.2.1 DALS. DALS does hereby agree to indemnify and to defend and hold harmless Lessor, Prior Lessor, their successors and assigns, from and against any and all demands, claims, causes of action, fines, penalties, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' and professional fees) incurred or suffered by Lessor or Prior Lessor in connection with or arising from (i) the inaccuracy of any representation, breach of any warranty or default in the performance of any covenant on the part of DALS contained in this Agreement or any document or instrument delivered by DALS pursuant to this Agreement; (ii) any default or alleged default on the part of DALS in the faithful performance of all of the terms, conditions, covenants and agreements contained in the Lease and arising prior to the Transfer Date, specifically including without limitation, any liability arising in connection with the placement or presence of any hazardous materials in or about the Leased Property, but specifically excluding any liability arising in connection with the condition of the Real and Personal Property (as defined in Paragraph 2, above); or (iii) any claim made by or for any third party against Lessor or Prior Lessor based upon the occupancy or operation of the Facility by DALS prior to the Transfer Date, including without limitation any claims, liabilities, penalties and sanctions for overpayment made to DALS under any Medicaid or other third party payor contract arising from services provided by DALS prior to the Transfer Date, or any claims for personal injury (including death) resulting from the acts, omissions or negligence of DALS or the contractors, agents, employees, invitees or visitors of DALS with respect to the Facility prior to the Transfer Date; provided, however, that nothing herein shall be construed as imposing any liability on DALS to indemnify, defend or hold harmless Lessor or Prior Lessor with respect to their own acts or omissions from and after the Transfer Date.

                4.2.2 Lessor. Lessor and Prior Lessor do hereby, jointly and severally, agree to indemnify and to defend and hold harmless DALS, its successors and assigns, from and against any and all demands, claims, causes of action, fines, penalties, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred or suffered by DALS in connection with or arising from (i) the inaccuracy of any representation, breach of any warranty or default in the performance of any covenant on the part of Lessor contained in this Agreement or any document or instrument delivered by Lessor pursuant to this Agreement; or (ii) any default or alleged default on the part of Lessor or Prior Lessor in the faithful performance of all of the terms, conditions, covenants and agreements contained in the Lease and arising prior to the Transfer Date; provided, however, that nothing herein shall be construed as imposing any


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liability on Lessor or Prior Lessor to indemnify, defend or hold harmless DALS with respect to DALS's own acts or omissions from and after the Transfer Date.

                4.2.3 Procedure for Indemnification.

                (a) Notice. Within thirty (30) days after receipt of written or actual notice of any action or claim (the "Claim") as to which it asserts a right to indemnification, the party seeking indemnification hereunder (the "Indemnitee") shall give written notice thereof (the "Notice") to the person from whom indemnification is sought (the "Indemnitor"), provided that the failure of the Indemnitee to give the Indemnitor notice within the specified number of days shall not relieve the Indemnitor of any of its obligations hereunder, but may create a cause of action for breach for damages directly attributable to such delay. Indemnitor shall be liable to Indemnitee with respect to a Claim only so long as Indemnitee gives Indemnitor written notice thereof prior to the expiration of the survival period set forth in Section 10.6.

                (b) Third Party Claims.

                    (i) If any claim for indemnification by Indemnitee arises out of a Claim by a person other than Indemnitee, the Indemnitor shall be entitled to assume the defense thereof, by written notice to the Indemnitee within fifteen (15) days after receipt of the Notice. Indemnitor shall thereupon undertake to take all steps or proceedings to defeat or compromise any such Claim, including retaining counsel reasonably satisfactory to the Indemnitee. Except as otherwise provided herein, all costs, fees and expenses with respect to any such Claim shall be borne by Indemnitor. If the Indemnitor assumes the defense of a Claim, it shall not settle such Claim unless such settlement includes as an unconditional term thereof a release by the claimant of the Indemnitee, reasonably satisfactory to the Indemnitee and except that Indemnitor shall not, without the prior written consent of Indemnitee, directly or indirectly require Indemnitee to take or refrain from taking any action, or make any public statement, or consent to any settlement, which it reasonably considers to be against its interest. Indemnitee shall have the right to participate at its own expense, in such proceedings, but control of such proceedings shall remain exclusively with Indemnitor.

                    (ii) If the Indemnitor shall fail to notify the Indemnitee of its desire to assume the defense of any such claim or action within the prescribed period of time, then the Indemnitee may assume such defense in such manner as it may deem appropriate, and the Indemnitor shall be bound by any determinations made or any settlements thereof effected by the Indemnitee. The Indemnitor shall be permitted, at its own expense, to join in such defense and to employ its own counsel but control of such proceedings shall remain exclusively with Indemnitee.

                    (iii) Indemnitor and Indemnitee agree to make available to each other, their counsel and other representatives, all information and documents reasonably available to them reasonably requested by the other which relate to any such claim or action, and to render to each other such reasonable assistance as may be reasonably requested in order to insure the proper and adequate defense of such claim or action, but any costs or expenses related thereto shall be borne by Indemnitor; and provided that any failure (after written notice with


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

specificity and an opportunity to cure) shall not relieve the Indemnitor of any of its obligations hereunder but may create a cause of action for breach for damages directly attributable to such failure.

                (c) Other Claims. In the event of any Claim other than those provided for in subsection (b) hereof, Indemnitee shall be entitled to indemnification hereunder as provided herein.

                (d) Payment of Claims. Amounts payable by the Indemnitor to the Indemnitee shall be payable by the Indemnitor as incurred by the Indemnitee. In the event Indemnitor fails to pay, timely and fully, any such amounts, Indemnitee may pay such Claim. In such event, the Indemnitee may recover from the Indemnitor, in an addition to the amount so paid, reasonable attorneys' fees in connection with the enforcement of any payment due hereunder.

         5. Representations, Warranties and Covenants.

            5.1 Lessor hereby represents and warrants that it has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and all necessary action has been taken to authorize the individual executing this Agreement to do so, and this Agreement has been duly and validly executed and delivered by each of them and is enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and general principles of equity.

            5.2 Advocat and DALS each hereby represents and warrants that it has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and to consummate the transaction provided for herein, and all necessary action has been taken to authorize the individual executing this Agreement to do so, and this Agreement has been duly and validly executed and delivered by each of them and is enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and general principles of equity.

            5.3 DALS covenants and agrees that between the date hereof and the Transfer Date: (i) DALS will provide all necessary information requested by New Operator for the preparation and filing of any and all necessary applications or notifications to any federal or state governmental authority having jurisdiction over a change in the operational control of the Facility, and any other information reasonably required to effect an orderly transfer of the Facility (provided, however, that New Operator will be solely responsible for all cost and expense of the processing of such application), (ii) DALS shall use its reasonable best efforts to keep the business and organization of the Facility intact and to preserve for New Operator the goodwill of the suppliers, distributors, residents and others having business relations with DALS with respect to the Facility; (iii) except in the case of an emergency or if required by law, DALS shall not move or solicit the move of any residents presently situated at any of the Facility; (iv) DALS will continue to carry on its operation of the Facility in the substantially same manner as it did prior to the date hereof, (v) DALS will continue to perform its obligations as Lessee under the Lease, (vi) DALS will not enter into any new contract or other agreement that will be an obligation affecting the Facility subsequent to the Transfer Date without the prior written consent of the New Operator, and (vii) DALS will not dispose of any equipment, machinery, furnishings, fixtures or inventory, except in the ordinary course of business.

            5.4 DALS represents and warrants (i) that DALS has permitted no liens or encumbrances (except for the current year's taxes to be prorated as of the Transfer Date) to be placed upon any of the Leased Property; (ii) that none of DALS's Personal Property is leased or otherwise subject to any lien or encumbrance except as listed on Exhibit E attached hereto; and (iii) that as to any such lien or encumbrance on any of the Leased Property or any of DALS's Personal Property which is to be transferred to Lessor pursuant to this Agreement, DALS will cause the same to be removed prior to the Transfer Date.

         6. Conditions to Close. The obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or prior to the Transfer Date or the dates designated elsewhere in this Agreement for the satisfaction of such conditions:

            (a) All of the representations and warranties of the parties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Transfer Date;

            (b) As of the Transfer Date, each party shall have performed its obligations hereunder and all documents to be made executed and/or delivered on the Transfer Date shall have been tendered;

            (c) There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against any party hereto that would materially and adversely affect the ability of any party hereto to perform its obligations under this Agreement;

            (d) There shall exist no pending or threatened action, suit or proceeding with respect to any party hereto before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transactions contemplated hereby;

            (e) The parties shall have obtained all consents, releases and approvals from all third parties from whom such consents, releases or approvals are necessary to consummate the transactions contemplated hereby, including without limitation, in the case of Advocat and DALS, the consent of AmSouth Bank, and in the case of the Lessor, the holders of any mortgages on the Facility; and

            (f) New Operator shall have entered into the Operations Transfer Agreement providing for the transfer of Facility operations from DALS to New Operator on the Transfer Date and shall have obtained all of the licenses, permits, approvals and certifications necessary for its continued operation of the Facility as a licensed assisted living facility, including without limitation the Operating License and the Provider Number.

         7. Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement and the obligations of the parties hereunder may be terminated on or prior to the Transfer Date as follows:

            (a) By Advocat and DALS (i) in the event the transactions contemplated by this Agreement have been prohibited or enjoined by reason of any final judgment, decree or order entered or issued by a court of competent jurisdiction in litigation or proceedings involving any of the parties; or (ii) in the event Lessor breaches or violates any material provision of this Agreement or fails to perform any material covenant or agreement to be performed by Lessor under the terms of this Agreement, and Advocat or DALS has provided written notice thereof to Lessor giving reasonable specificity and Lessor has not cured same within a reasonable period of time and such breach is not waived by Advocat and DALS in writing.

            (b) By Lessor (i) in the event the transactions contemplated by this Agreement have been prohibited or enjoined by reason of any final judgment, decree or order entered or issued by a court of competent jurisdiction in litigation or proceedings involving any of the parties; or (ii) in the event Advocat or DALS breaches or violates any material provision of this Agreement or fails to perform any material covenant or agreement to be performed by Advocat or DALS under the terms of this Agreement and Lessor has provided written notice thereof to Advocat and DALS giving reasonable specificity and Advocat or DALS, as applicable, has not cured same within a reasonable period of time and such breach is not waived by Lessor in writing.

            (c) By Lessor (i) in the event the transactions contemplated by the Operations Transfer Agreement have been prohibited or enjoined by reason of any final judgment, decree or order entered or issued by a court of competent jurisdiction in litigation or proceedings involving any of the parties; or (ii) in the event DALS breaches or violates any material provision of the Operations Transfer Agreement or fails to perform any material covenant or agreement to be performed by DALS under the terms of the Operations Transfer Agreement and New Operator has provided written notice thereof to DALS giving reasonable specificity and DALS has not cured same within a reasonable period of time and such breach is not waived by New Operator in writing.

            (d) By Lessor, or by Advocat and DALS, (i) in the event New Operator breaches or violates any material provision of the Operations Transfer Agreement or fails to perform any material covenant or agreement to be performed by New Operator pursuant to the Operations Transfer Agreement, and DALS has provided written notice thereof to New Operator giving reasonable specificity and New Operator has not cured same within a reasonable period of time and such breach is not waived by DALS in writing; or (ii) if the Transfer Date hereunder shall not have taken place by June 1, 2003, or by such later date as shall be agreed upon by an appropriate amendment to this Agreement if the parties agree in writing to an extension, provided that a party shall not have the right to terminate under this subparagraph (c) if the conditions precedent to such party's obligation to close have been fully satisfied and such party has failed or refused to close within a reasonable time after being requested in writing to close by the other party.

         8. Further Assurances. Each of the parties hereto agrees to execute and deliver any and all further agreements, documents or instruments necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence their rights hereunder.

         9. Notices. All notices to be given by any party to this Agreement to the other party hereto shall be in writing, and shall be (a) given in person,
(b) deposited in the United States mail, certified or registered, postage prepaid, return receipt requested or (c) sent by national overnight courier service, each addressed as follows:

            (a) If to Lessor:                  Freda B. Lynch, Manager
                                               570 Center Street, LLC
                                               9 Waterway Island Drive
                                               Isle of Palms, SC 29451

            With a copy by facsimile to:       Karen W. Kerrison, Esq.
                                               Young, Clement, Rivers & Tisdale, LLP
                                               28 Broad Street
                                               Charleston, SC 29401
                                               Facsimile: (843) 570-1394

            (c) If to DALS or Advocat:         Diversicare Assisted Living Services, Inc.
                                               277 Mallory Station Road, Suite 130
                                               Franklin, TN 37067
                                               Attn: President

            With a copy by facsimile to:       John N. Popham, Esq.
                                               Harwell, Howard, Hyne, Gabbert & Manner
                                               315 Deaderick Street, Suite 1800
                                               Nashville, Tennessee 37238
                                               Facsimile: (615) 251-1059

Any such notice personally delivered shall be deemed delivered when actually received, any such notice deposited in the United States mail, registered or certified, return receipt requested, with all postage prepaid, shall be deemed to have been given on the earlier of the date received or the date when delivery is first refused, and any notice deposited with an overnight courier service for deliver shall be deemed delivered on the business day following such deposit. Any party to whom notices are to be sent pursuant to this Agreement may from time to time change its address for further communications thereunder by giving notice in the manner prescribed herein to all other parties hereto.

         10. Payment of Expenses. Each party hereto shall bear its own legal, accounting and other expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transaction contemplated hereby, whether or not the transaction is consummated.

         11. Entire Agreement; Amendment; Waiver. This Agreement, together with the other agreements referred to herein, constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements. This Agreement may not be modified or amended except in writing signed by the parties hereto. No waiver of any term, provision or condition of this Agreement in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or rights granted hereunder.

         12. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the respective legal representatives, heirs, successors and assigns of the parties hereto.

         13. No Joint Venture; Third Party Beneficiaries. Nothing contained herein shall be construed as forming a joint venture or partnership among the parties with respect to the subject matter hereof. The parties hereto do not intend that any third party shall have any rights under this Agreement.

         14. Captions. The section headings contained herein are for convenience only and shall not be considered or referred to in resolving questions of interpretation.

         15. Counterparts. This Agreement may be executed and delivered via facsimile and in one or more counterparts and all such counterparts taken together shall constitute a single original Agreement.

         16. Governing Law. This Agreement and the legal relations between the parties shall be governed and construed in accordance with the laws of the State of South Carolina without application of conflict of law principles, and the parties hereto specifically agree to submit to and be bound by the jurisdiction of the courts, either federal or state, of the State of South Carolina. Venue for any action brought to enforce this Agreement, or to recover Lessor's Liquidated Damages in accordance with Paragraph 1.5.3, shall lie in Charleston County, South Carolina.

         17. Attorneys' Fees. In the event that any party hereto shall bring an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action shall be entitled to court costs and reasonable attorneys' fees to be paid by the non-prevailing party as fixed by the court of appropriate jurisdiction, including, but not limited to, attorney's fees and court costs incurred in courts of original jurisdiction, bankruptcy courts, or appellate courts.

         18. Public Announcements. DALS and Advocat agree not to make any public announcements or other public communications concerning this Agreement and the conveyance of the Facility operations prior to the Transfer Date, except to the extent necessary to comply with applicable law or any reporting requirements to which DALS or Advocat are subject, and except to the extent necessary to consummate the transactions contemplated by this Agreement.

         19. Nature and Survival of Terms. All representations, warranties, and covenants of the parties set forth in this Agreement or in any document delivered in connection herewith, shall survive the closing of the transactions contemplated hereby, notwithstanding any investigation made by any party hereto. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement shall affect the right of any party to enforce any claim, whether or not liquidated, which accrued prior to the date of such modification, waiver, termination, rescission, discharge or cancellation, and no waiver of any provisions of, or default under, this Agreement shall affect the right of any party thereafter to enforce said provision or to exercise any right or remedy in the event of any other default, whether or not similar.





                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereby execute this Lease Termination Agreement (Palmetto Village of Chester, SC) as of the day and year first set forth above.

SIGNED, SEALED AND DELIVERED                DIVERSICARE ASSISTED LIVING
         IN THE PRESENCE OF:                         SERVICES, INC.

/s/ Glynn Riddle                            By:   /s/ William R. Council, III
---------------------------------                 ------------------------------
                                            Name: William R. Council, III
                                                  ------------------------------
/s/ Andrea Riley                            Title: President
---------------------------------                 ------------------------------


                                            ADVOCAT INC.

/s/ Glynn Riddle                            By:   /s/ William R. Council, III
---------------------------------                 ------------------------------
                                            Name: William R. Council, III
                                                  ------------------------------
/s/ Andrea Riley                            Title: President
---------------------------------                 ------------------------------

                                            LESSOR:

                                            570 CENTER STREET, LLC

/s/ Barbara L. Morgan                       By:   /s/ Freda B. Lynch
---------------------------------                 ------------------------------
                                            Name: Freda B. Lynch
                                                  ------------------------------
/s/ Patricia A. Gulliford                   Title: Manager
---------------------------------                 ------------------------------

                                            PRIOR LESSOR:

/s/ Barbara L. Morgan                       By:   /s/ Albert M. Lynch
---------------------------------                 ------------------------------
/s/ Patricia A. Gulliford                         Albert M. Lynch
-------------------------------

STATE OF SOUTH CAROLINA             )
                                    )        ACKNOWLEDGMENT
COUNTY OF CHARLESTON                )

         The foregoing instrument was acknowledged before me this 18th day of April, 2003 by 570 CENTER STREET, LLC acting herein by Freda B. Lynch, its Manager, on behalf of the said company.

                                       /s/ Patricia A. Gulliford         (SEAL)
                                       -----------------------------------
                                       Notary Public for South Carolina

                                       My Commission Expires     6-01-2010
                                                             -----------------
                                       [Affix official notarial seal or stamp]


STATE OF TENNESSEE                  )
         ---------------------      )        ACKNOWLEDGMENT
COUNTY OF WILLIAMSON                )
          --------------------

         The foregoing instrument was acknowledged before me this 29th day of May, 2003 by DIVERSICARE ASSISTED LIVING SERVICES, INC. acting herein by William R. Council, III its President, on behalf of the said company.

                                       /s/ Jacqueline S. Reed             (SEAL)
                                       -----------------------------------
                                       Notary Public for  Tennessee
                                                         ---------------------
                                       My Commission Expires    2/20/2006
                                                             -----------------
                                       [Affix official notarial seal or stamp]


STATE OF TENNESSEE                  )
         ---------------------      )        ACKNOWLEDGMENT
COUNTY OF WILLIAMSON                )
          --------------------

         The foregoing instrument was acknowledged before me this 29th day of May, 2003 by ADVOCAT, INC. acting herein by William R. Council, III its President, on behalf of the said company.

                                       /s/ Jacqueline S. Reed             (SEAL)
                                       -----------------------------------
                                       Notary Public for Tennessee
                                                         ---------------------
                                       My Commission Expires     2/20/2006
                                                             -----------------
                                       [Affix official notarial seal or stamp]

STATE OF SOUTH CAROLINA    )
                           )        ACKNOWLEDGMENT
COUNTY OF CHARLESTON       )

         The foregoing instrument was acknowledged before me this 18th day of April, 2003 by ALBERT M. LYNCH.


                                       /s/ Patricia A. Gulliford          (SEAL)
                                       -----------------------------------
                                       Notary Public for South Carolina
                                                         ---------------------
                                       My Commission Expires      6-01-2010
                                                             -----------------
                                       [Affix official notarial seal or stamp]

                                    EXHIBIT A

STATE OF SOUTH CAROLINA
COUNTY OF CHESTER


                    NOTICE OF TERMINATION OF LEASE AGREEMENT

This NOTICE OF TERMINATION OF LEASE AGREEMENT ("Agreement") is made and entered into as of this ___ day of ____________, 2003, to be effective as of 12:01 a.m. EST, ____________ 1, 2003 by and between 570 CENTER STREET, LLC, a South Carolina limited liability company ("Lessor") and DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation ("Lessee").

                              W I T N E S S E T H:

         WHEREAS, Lessor's predecessor in interest, Albert M. Lynch ("Prior Lessor") and Lessee have previously entered into a Lease Agreement (With Option to Purchase) (the "Lease") dated as of August 12, 1998 providing for the lease by Lessee from Lessor of certain real property, improvements, fixtures and equipment comprising an assisted living facility known as Palmetto Village of Chester, South Carolina and located in Chester County, South Carolina (collectively, the "Leased Property"); and

         WHEREAS, Lessor and Lessee entered into a Memorandum of Lease with Option dated December 11, 1998 and recorded January 12, 1999 in the Office of the Clerk of Court (now the Register of Deeds) for Chester County, South Carolina in Deed Book 750 at Page 119 to which reference is here made; and

         WHEREAS, Lessor and Lessee have elected to terminate the Lease and in connection therewith, the parties have entered into that certain Lease Termination Agreement dated _____________, 2003 (the "Termination Agreement") relating to the termination of the Lease, the surrender of possession and return to Lessor of the Leased Property, and the transfer of certain personal property of the Lessee to Lessor necessary or useful in the operation of the Leased Property; and

         NOW THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and further for the purpose of providing notice of the termination of the Lease in accordance with the Termination Agreement, the parties hereby state, acknowledge and confirm as follows:

         1. Termination. The Lease shall be and is hereby terminated, effective as of 12:00:01 a.m., E.S.T., ____________ 1, 2003 ("Effective Date"). As of the
Effective Date, each of Lessor and Lessee shall be released in full from each and all of its respective covenants, agreements, duties, responsibilities, liabilities and obligations arising under the Lease on or after the Effective Date and Lessor and Lessee each hereby releases and forever discharges the other from any claims or demands that either party now has or may have against the other with respect thereto.

         2. Surrender of Leased Property. Lessee shall and does hereby vacate and surrender possession of the Leased Property to Lessor as of the Effective Date and the Lessor accepts the Leased Property from Lessee in "as is" condition as of the Effective Date subject however to compliance by Lessee prior to the Effective Date with the provisions of Section 7.3 of the Lease.

         3. Release of Leasehold Interest. As of the Effective Date, Lessee shall and does hereby release and forever discharge any right, title or interest it has, had or may have in and to the Leased Property under the Lease, including without limitation the right and option to purchase the Leased Property provided to Lessee under the Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Notice of Termination of Lease Agreement to be executed as of the effective date set forth herein.

SIGNED, SEALED AND DELIVERED
     IN THE PRESENCE OF:

                                         LESSOR:
                                         570 CENTER STREET, LLC

------------------------------

                                         By:
                                              ----------------------------------
                                         Its:
------------------------------                ----------------------------------
As to Lessor


                                         LESSEE:

                                         DIVERSICARE ASSISTED LIVING SERVICES,
                                         INC.                             [SEAL]
------------------------------
                                         By:
                                              ----------------------------------
                                         Its:
------------------------------                ----------------------------------
As to Lessee

STATE OF SOUTH CAROLINA             )
                                    )        ACKNOWLEDGMENT
COUNTY OF CHESTER                   )

         The foregoing instrument was acknowledged before me this ____ day of _______, 2003 by 570 CENTER STREET, LLC acting herein by ___________________ its
_________________________, on behalf of the said company.

                                                                          (SEAL)
                                       -----------------------------------
                                       Notary Public for South Carolina
                                       My Commission Expires
                                                             -----------------
                                       [Affix official notarial seal or stamp]



STATE OF                            )
         ---------------------      )        ACKNOWLEDGMENT
COUNTY OF                           )
          --------------------

         The foregoing instrument was acknowledged before me this ____ day of ________, 2003 by DIVERSICARE ASSISTED LIVING SERVICES, INC. acting herein by
____________________ its ________________________, on behalf of the said company.

                                                                          (SEAL)
                                       -----------------------------------
                                       Notary Public for
                                                         ---------------------
                                       My Commission Expires
                                                             -----------------
                                       [Affix official notarial seal or stamp]

                                    EXHIBIT B

                           BILL OF SALE AND ASSIGNMENT

         THIS BILL OF SALE AND ASSIGNMENT ("Bill of Sale") is made and entered into effective as of the ____ day of _____________, 2003 by and between DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee Corporation ("Grantor") and 570 CENTER STREET, LLC, a South Carolina limited liability company ("Grantee").

                              W I T N E S S E T H:

         WHEREAS, Grantor and Grantee, and certain of their affiliates, have entered into a certain Lease Termination Agreement dated as of _________, 2003 (the "Transfer Agreement") pursuant to which Grantor has agreed to transfer and deliver to Grantee certain personal property used by Grantor in the operation of an assisted living facility located at 570 Center Street, Chester, South Carolina known as Palmetto Village of Chester (the "Facility"), as described therein.

         NOW THEREFORE, in consideration of the foregoing premises, and pursuant to the Transfer Agreement and for the consideration therein specified and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Sale and Assignment. Except for the Excluded Assets described in Paragraph 2 hereof, Grantor hereby grants, bargains, sells, conveys, assigns, transfers, and delivers to Grantee, its successors and assigns, forever, all right, title and interest of Grantor in and to the following property owned by Grantor and located at or used in connection with, and necessary to the operation of the Facility:

         (a) All furniture, furnishings, trade fixtures, fittings, computers, appliances, apparatus, equipment, machinery, tools, leasehold improvements and fixtures, and all other tangible personal property of every kind and description, together with all accessions, additions, attachments, accessories, appurtenances and replacements parts thereto and thereof (collectively, "Personal Property");

         (b) All assignable warranties, surety agreements or guaranties (express or implied) issued in connection with or arising out of the purchase, construction, repair or replacement of any of the foregoing Personal Property, and all rights of Grantor which have accrued or may accrue thereunder;

         (c) All inventories of consumable and disposable goods and supplies of every kind and description, including without limitation, raw materials, work in progress, stock in trade, finished goods, supplies, paper, food, cleaning materials, disposables, linens and office supplies, (collectively, "Inventory");

         (d) All books and records pertaining to the above described Assets.

                  Items (a) through (d) above are sometimes hereinafter collectively referred to as the "Assets".

         TO HAVE AND TO HOLD, all and singular the said property unto Grantee, Grantee's successors and assigns, to their own use and enjoyment forever.

         And the Grantor does hereby covenant with the Grantee that Grantor is, to the best of Grantor's knowledge, the lawful owner of the Assets, that the Assets are free from all liens and encumbrances claiming by, through or under Grantor, and that Grantor has good right and authority to sell the same as aforesaid. Grantor covenants on behalf of itself and its successors and assigns to warrant and forever defend the title to the Assets against all persons whomsoever lawfully claiming, or to claim, by, through or under Grantor, the same or any part thereof.

         2. Excluded Assets. The following items of property are expressly excluded from the transfer of the Assets provided for herein and for purposes of this Bill of Sale are not, and shall not be deemed to be, a part of the "Assets" described herein: (i) the property being transferred to the New Operator of the Facility all of which is listed in Exhibit A attached hereto; (ii) any leased property all of which is listed on Exhibit B attached hereto, (iii) Grantor's wide area network and associated software provided on the Diversicare wide area network, (iv) Grantor's continuous quality improvement program, manuals and materials, management information systems, policy, procedure and educational manuals and materials, and similar proprietary property of Grantor, and (v) any rights in or to the use of the name "Advocat" or "Diversicare", or any derivative thereof.

         3. As Is/Where Is. The Assets hereby conveyed and assigned are being transferred to and accepted by Grantee "as-is" "where-is", without any warranty, express or implied, statutory or otherwise, and including without limitation any warranty as to condition, merchantability or fitness for a particular purpose, all of which warranties (both express and implied) Grantor hereby disclaims.

         4. Delivery of Documents; Further Assurances. Simultaneously with the execution of this Bill of Sale, Grantor has caused to be delivered to Grantee all agreements, books, instruments, documents, records, invoices, manuals, warranties and other materials, records and documents evidencing or relating to the Assets transferred hereby. If additional records or documents evidencing or relating to the Assets are subsequently found or received by Grantor, Grantor will immediately forward them to Grantee. Grantor further agrees to cooperate with Grantee and to execute and deliver, or cause to be executed and delivered, any and all such further documents, instruments, materials or records, as may be necessary or required or reasonably requested by Grantee in order to further perfect Grantee's right, title and interest in and to the Assets and to otherwise carry out the intent and purpose of this Bill of Sale.

         5. Attorney-In-Fact. Grantor hereby constitutes and appoints Grantee, its successors and assigns, the true and lawful attorney, irrevocably, of Grantor with full power of substitution, in the name of Grantor or otherwise, and on behalf and for the benefit of Grantee, its successors and assigns, to demand and receive from time to time any and all property of Grantor hereby conveyed, transferred, assigned and delivered or intended so to be; to give receipts, releases, and acquitances for or in respect of the same or any part thereof; to collect for the account of Grantee all other items transferred to Grantee as provided herein, and to defend and compromise any and all actions, suits or proceedings in respect of any of the properties hereby assigned and transferred or intended so to be, that Grantee, its successors or assigns shall deem desirable. Grantor hereby declares that the foregoing powers are coupled with an interest and shall not be revocable by it in any manner or for any reason. Grantee shall indemnify and save Grantor harmless from any losses or expenses suffered by Grantor as a result of Grantee's exercise of the rights granted hereunder.

         6. Effective Date. This Bill of Sale shall be effective as of 12:00:01 a.m., EST, on ___________ 1, 2003.

         7. Binding Effect. This Bill of Sale shall be binding upon and shall inure to the benefit of the respective legal representatives, successors and assigns of the Grantor and Grantee.


         IN WITNESS WHEREOF, Grantor and Grantee have caused this Bill of Sale to be executed as of effective date stated herein.

SIGNED, SEALED AND DELIVERED
     IN THE PRESENCE OF:

                                           GRANTOR:

----------------------------
                                           DIVERSICARE ASSISTED LIVING SERVICES,
                                           INC.
----------------------------
As to Grantor                              By:
                                                --------------------------------
                                           Its:
                                                --------------------------------

                                           GRANTEE:

----------------------------
                                           570 CENTER STREET, LLC

----------------------------
As to Grantee                              By:
                                                --------------------------------
                                           Its:
                                                --------------------------------

STATE OF SOUTH CAROLINA             )
                                    )        ACKNOWLEDGMENT
COUNTY OF CHESTER                   )

         The foregoing instrument was acknowledged before me this ____ day of _______, 2003 by 570 CENTER STREET, LLC acting herein by ___________________ its
_________________________, on behalf of the said company.

                                                                          (SEAL)
                                       -----------------------------------
                                       Notary Public for South Carolina
                                       My Commission Expires
                                                             -----------------
                                       [Affix official notarial seal or stamp]



STATE OF                            )
         ---------------------      )        ACKNOWLEDGMENT
COUNTY OF                           )
          --------------------

         The foregoing instrument was acknowledged before me this ____ day of ________, 2003 by DIVERSICARE ASSISTED LIVING SERVICES, INC. acting herein by
____________________ its ________________________, on behalf of the said company.

                                                                          (SEAL)
                                       -----------------------------------
                                       Notary Public for
                                                         ---------------------
                                       My Commission Expires
                                                             -----------------
                                       [Affix official notarial seal or stamp]

                                    EXHIBIT A

                        (to Bill of Sale and Assignment)

         (a) All resident, medical, clinical, personnel files and other records related to the Facility (including both hard and microfiche copies) and all databases, computer programs, books and records used in operating the Facility, specifically including, without limitation, the Operations Manual of Policies and Procedures for Meeting and Exceeding Minimum Licensure Standards (1999) (the so-called "Blue Book") that was at the Facility at the commencement of the Lease and subsequently modified and updated by DALS (collectively, "Books and Records");

         (b) All drugs and medical supplies;

         (c) All rights to use of the Facility phone number: (803) 581-7319;

         (d) All trade names under or by which the Facility may be operated or known and all trademarks, trade names and goodwill related to the Facility or the operation of the business of the Facility; and

         (e) One (1) 1998 Ford Van, Vehicle ID No. 1FBS31DOWHA84686

                                    EXHIBIT B

                        (to Bill of Sale and Assignment)

                                 LEASED PROPERTY

One (1) Lanier Model No. 5618AG Digital Copier with DF71-RADF
Serial No: 92840453 (copier), 2840395 (document feeder)
Lanier Lease No: 001-0183668-099

The Leased Property as described and defined in that certain Lease Agreement (With Option to Purchase) made and entered into as of August 12, 1998 by and between Albert M. Lynch, as Lessor and Assignor, as Lessee.

                                    EXHIBIT C

                                 PROMISSORY NOTE

$280,000.00                                           Charleston, South Carolina
                                                              ____________, 2003

         FOR VALUE RECEIVED the undersigned, DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation (the "Maker"), promises to pay to 570 CENTER STREET, LLC (collectively, together with any subsequent holder of this note, referred to as the "Holder") or order, the principal sum of Two Hundred Eighty Thousand and 00/100 Dollars ($280,000.00) payable in lawful money of the United States, at the address of Holder or at such other place as the Holder hereof may designate in writing.

         Maker shall make payments of said principal sum in twelve equal consecutive monthly installments of Twenty-two Thousand Five Hundred and 00/100 Dollars ($22,500.00) each commencing on the first day of ________, 2003 and continuing on the first (1st) day of each and every month thereafter through and including _________, 2004 and one final payment of the entire remaining principal balance on ______, 2004. This Note may be prepaid at any time, without notice, in whole or in part without premium or penalty. Prepayments shall be applied to payments hereunder in the reverse order of their maturity. Any partial prepayment shall not release Maker from the obligation to make regularly scheduled payments hereunder remaining due after application of such partial prepayment to the principal balance due hereunder.

         If the full amount of any payment due hereunder is not received by Holder within five (5) business days following the date specified herein for payment, such unpaid amount shall thereafter bear interest from the due date thereof until payment at an annual rate of interest equal to three (3) percentage points above the rate of interest published by the Wall Street Journal from time to time as the Prime Rate (the "Overdue Rate"). In the event of default in full payment of any monthly installment when due hereunder which is not cured within ten (10) days following written notice for the first occurrence of such a default, or in the event of any subsequent default in payment of any such sum when due hereunder which is not cured within five (5) business days following the date specified herein for payment, the Holder may, upon written notice and demand therefore given to Maker and Advocat Inc., guarantor of the indebtedness evidenced hereby, declare the full amount of the remaining unpaid balance of the principal indebtedness evidenced by this note at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Immediately upon any such acceleration by Holder of the maturity of the indebtedness evidenced hereby, the entire unpaid principal balance then outstanding shall bear interest thereafter until paid at an annual rate equal to the lesser of (i) the rate that is five percentage points (5%) in excess of the above specified Overdue Rate or (ii) the maximum rate allowed by applicable law.

         All terms, covenants and conditions respecting this note are expressly limited so that in no event whatsoever, whether by reason of advancement of money, acceleration of maturity of the unpaid balance of this note, or otherwise, shall the amount paid or agreed to be paid to the

Holder for the use, forbearance or detention of money to be advanced hereunder exceed the highest rate permitted by applicable law. If, under any circumstances, the Holder receives an amount which would exceed the highest rate permitted by applicable law, the interest shall be automatically reduced to the highest lawful rate, and all payments in excess thereof shall be applied to the reduction of principal due hereunder and not to the payment of interest. The Maker represents and warrants to the Holder that this note is part of a commercial transaction.

         All parties to this note, whether Maker, principal, surety, guarantor or endorser, hereby forever waive presentment for payment, demand, protest and notice of dishonor and nonpayment of this note, and all defenses on the ground of extension of time for the payment hereof, which may be given by the Holder to them or any one of them, or to anyone who has assumed the payment of this note, and agree to pay all reasonable costs and expenses of collection and enforcement of this note, including all court costs and reasonable attorneys' fees.

         ALL PARTIES TO THIS NOTE AND THE HOLDER FURTHER WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO A JURY TRIAL IN ANY LITIGATION CONCERNING THIS NOTE AND IN ANY LITIGATION CONCERNING ANY DEFENSE, CLAIM, COUNTERCLAIM, CLAIM OF SET-OFF, OR SIMILAR CLAIM OF ANY NATURE THAT MAY BE ASSERTED AGAINST THE HOLDER.

         Holder is not required to rely on any collateral for the payment of this note in the event of default by the Maker, but may proceed directly against the Maker and/or any endorsers or guarantors in such manner as Holder deems desirable. None of the rights and remedies of Holder hereunder shall be waived or affected by failure or delay to exercise them. All remedies conferred on Holder by this note or any other instrument or agreement shall be cumulative, and none is exclusive. Such remedies may be exercised concurrently or consecutively at the option of the Holder.

         Wherever possible each provision of this note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this note or portion thereof shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this note. This note shall inure to the benefit of the Holder and its successors and assigns, and shall be binding upon the undersigned Maker, its successors and assigns.

         This note and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of South Carolina, and the parties hereto specifically agree to submit to and be bound by the jurisdiction of the courts, either federal or state, of the State of South Carolina. Venue for any action brought to enforce this note shall lie in Charleston County, South Carolina.

         The individual executing this promissory note on behalf of the Maker, hereby represents and warrants that the Maker is duly organized and validly existing pursuant to the laws of the State of South Carolina, and that the execution, delivery and performance of this note has been approved by all requisite action and such individual has been duly authorized to execute and deliver this note to the Holder.

         THIS NOTE HAS BEEN MADE AND DELIVERED PURSUANT TO THE TERMS OF THAT CERTAIN LEASE TERMINATION AGREEMENT MADE AND ENTERED INTO AS OF THE ____ DAY OF ______________, 2003 BY AND BETWEEN MAKER, HOLDER AND CERTAIN AFFILIATED PARTIES, TO WHICH LEASE TERMINATION AGREEMENT REFERENCE IS HERE MADE, AND THIS
NOTE IS SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN PARAGRAPH 1.5 THEREOF WITH RESPECT TO THE PAYMENTS MADE OR TO BE MADE UNDER THIS NOTE.

         IN WITNESS WHEREOF, the undersigned Maker has caused this promissory note to be executed, as of the day and year first above written.

SIGNED, SEALED AND DELIVERED             DIVERSICARE ASSISTED LIVING
         IN THE PRESENCE OF:             SERVICES, INC.

                                         By:
---------------------------------              ---------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
---------------------------------              ---------------------------------




STATE OF                            )
         ---------------------      )        ACKNOWLEDGMENT
COUNTY OF                           )
          --------------------

         The foregoing instrument was acknowledged before me this ____ day of ________, 2003 by DIVERSICARE ASSISTED LIVING SERVICES, INC. acting herein by
____________________ its ________________________, on behalf of the said company.

                                                                          (SEAL)
                                       -----------------------------------
                                       Notary Public for
                                                         ---------------------
                                       My Commission Expires
                                                             -----------------
                                       [Affix official notarial seal or stamp]

                                    EXHIBIT D

                        MODIFICATION OF GUARANTY OF LEASE

         This MODIFICATION OF GUARANTY OF LEASE ("Modification") is made and entered into as of the ___ day of ____, 2003 by and between (i) ALBERT M. LYNCH ("Prior Lessor") and 570 CENTER STREET, LLC, a South Carolina limited liability company ("Lessor") and (ii) ADVOCAT INC., a Delaware corporation ("Guarantor").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Guaranty of Lease made as of August 12, 1998 (the "Guaranty"), Guarantor has guaranteed the payment and performance by Diversicare Assisted Living Services, Inc. ("Lessee") under that certain Lease Agreement (With Option to Purchase) dated as of August 12, 1998 (the "Lease") by and between Lessee and Prior Lessor, all of the interests and obligations of Prior Lessor under the Lease having been transferred to and assumed by Lessor; and

         WHEREAS, pursuant to that certain Lease Termination Agreement dated as of ________, 2003 made by and among Guarantor, Lessee, Lessor and Prior Lessor (the "Lease Termination Agreement"), Guarantor and Lessor have agreed to modify the Guaranty as set forth herein.

         NOW, THEREFORE, in consideration of the execution of Lease Termination Agreement, the mutual promises, covenants, and conditions set forth therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

         1. GUARANTY. This Modification modifies and amends, and is attached to and forms a part of, the Guaranty and the provisions hereof are incorporated into and made a part of the Guaranty. Except where otherwise indicated, all terms used in this Modification shall have the same meanings as indicated in the Guaranty or the Lease Termination Agreement, as applicable. In the event of any conflict between the terms of the Guaranty and the terms of this Modification, the terms of this Modification shall prevail.

         2. LIMITATION OF GUARANTY. Anything in the Guaranty to the contrary notwithstanding, it is understood and agreed that, effective as of the Transfer Date, the indebtedness, obligations and liabilities of Lessee to Prior Lessor and Lessor guaranteed by Guarantor under the Guaranty shall be and hereby are limited to, and the terms "Payment Obligations", "Performance Obligations" and "Obligations" as and when used in the Guaranty shall be and hereby are deemed to mean, include and apply only to, (i) those obligations, liabilities and responsibilities of Lessee arising pursuant to the Lease prior to the Transfer Date, except for any liabilities, obligations or responsibilities that Lessee had, has or may have with respect to the Real and Personal Property under the Lease whether arising prior to, on or after the Transfer Date (other than those set forth in Article 5, Section 7.3, Section 9.2, Article 11 and Article 19 of the Lease) or with respect to the Security Deposit and (ii) those obligations of Lessee arising pursuant to the Lease Termination Agreement, whether prior to, on or after the Transfer Date, including without limitation any obligations of Lessee to pay the Lease Termination Fee and, if applicable, Lessor's Liquidated Damages, in accordance with Paragraph 1.5 of the Lease Termination Agreement.

         3. REAFFIRMATION. Guarantor hereby confirms and restates its liabilities, obligations and agreements under the Guaranty as modified herein, and agrees that, except as modified herein, every right, power and remedy of the Lessor thereunder remains in full force and effect.

         4. BINDING EFFECT. This Modification shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day of the year first written above.

                                         ADVOCAT INC.

                                         By:
-------------------------------                ---------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
-------------------------------                ---------------------------------


                                         LESSOR:

                                         570 CENTER STREET, LLC

                                         By:
-------------------------------                ---------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
-------------------------------                ---------------------------------


                                         PRIOR LESSOR:

                                         By:
-------------------------------                ---------------------------------
                                               Albert M. Lynch
-------------------------------

STATE OF                            )
         --------------------       )        ACKNOWLEDGMENT
COUNTY OF                           )
          -------------------

         The foregoing instrument was acknowledged before me this ____ day of ________, 2003 by ADVOCAT, INC. acting herein by __________________ its
___________________, on behalf of the said company.

                                                                          (SEAL)
                                       -----------------------------------
                                       Notary Public for
                                                         ---------------------
                                       My Commission Expires
                                                             -----------------
                                       [Affix official notarial seal or stamp]


STATE OF SOUTH CAROLINA             )
                                    )        ACKNOWLEDGMENT
COUNTY OF CHARLESTON                )

         The foregoing instrument was acknowledged before me this _____ day of _______, 2003 by 570 CENTER STREET, LLC acting herein by Freda B. Lynch, its Manager, on behalf of the said company.

                                                                          (SEAL)
                                       -----------------------------------
                                       Notary Public for South Carolina
                                       My Commission Expires
                                                             -----------------
                                       [Affix official notarial seal or stamp]


STATE OF SOUTH CAROLINA             )
                                    )        ACKNOWLEDGMENT
COUNTY OF CHARLESTON                )

         The foregoing instrument was acknowledged before me this _____ day of _______, 2003 by ALBERT M. LYNCH.

                                                                          (SEAL)
                                       -----------------------------------
                                       Notary Public for South Carolina
                                       My Commission Expires
                                                             -----------------
                                       [Affix official notarial seal or stamp]

                                    EXHIBIT E

                 LIENS, ENCUMBRANCES AND LEASES COVERING ANY OF
                            DALS'S PERSONAL PROPERTY

Liens:

1.       Security interest in favor of AmSouth Bank on all of DALS's Personal
         Property.



Leased Property:

1.       One (1) Lanier copier with document feeder.